                                                                    Exhibit 10.2

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT ("Escrow Agreement") dated November 25, 1997 by and among Young America Corporation, a Minnesota corporation (the "Company"), Jay F. Ecklund, an individual resident of Florida, the John F. Ecklund 1995 Irrevocable Trust, the Sheldon McKensie Ecklund 1995 Irrevocable Trust, the John F. Ecklund 1997 Irrevocable Trust, the Sheldon McKensie Ecklund 1997 Irrevocable Trust, and the Jay F. Ecklund 1997 Irrevocable Annuity Trust (collectively, "Selling Stockholders") and Norwest Bank Minnesota, National Association, a national banking association principally located in Minneapolis, Minnesota ("Escrow Agent").

                                    RECITALS

      WHEREAS, the Selling Stockholders have agreed to redeem certain of their shares of the Company pursuant to the terms of that certain Recapitalization Agreement dated November 25, 1997 (the "Recapitalization Agreement"); and

      WHEREAS, Article 14 of the Recapitalization Agreement provides that the Selling Shareholders will indemnify the Company, subject to the limitations contained therein, against any and all Damages (as that term is defined in the Recapitalization Agreement) of the Company resulting from a breach of any representation, warranty or covenant made by the Selling Stockholders in the Recapitalization Agreement; and

      WHEREAS, pursuant to Section 4.1 of the Recapitalization Agreement, the Company shall deposit Six Million Dollars ($6,000,000) into the escrow created by this Escrow Agreement, which, together with any interest accrued in accordance with the provisions of Section 6, shall be referred to as the "Escrow Funds" and shall be a fund against which claims for indemnification by the Company pursuant to Article 14 of the Recapitalization Agreement shall first be made; and

      WHEREAS, this Escrow Agreement, together with the Recapitalization Agreement, shall govern the terms upon which the Escrow Agent may distribute the Escrow Funds to the Company and the Selling Stockholders.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Appointment of Escrow Agent. The Escrow Agent is hereby appointed escrow agent in accordance with the instructions set forth herein. The Escrow Agent hereby acknowledges receipt of the Six Million Dollar ($6,000,000) escrow deposit referred to above.

      2. Claim Certificates. The Company, from time to time on or prior to May 21, 1999, may make a claim to some or all of the Escrow Funds (a "Claim") by delivering to the Escrow Agent a certificate (a "Claim Certificate") signed by the president or a vice president of the Company stating:

            (a) That the Company is entitled to be indemnified under Article 14 of the Recapitalization Agreement;

            (b) The reasons therefor, set forth in reasonable detail;

            (c) The amount of the Claim by the Company, provided that where the amount of the Claim is not a liquidated sum, the amount of the Claim shall be the amount reasonably estimated by the Company; and

            (d) That the Company has delivered a copy of such Claim Certificate to the Selling Stockholders and their legal counsel and the date on which such copy was delivered.

Whenever a Claim Certificate is delivered to the Escrow Agent, the Escrow Agent shall thereupon promptly deliver a copy to each of the Selling Stockholders and their legal counsel.

      3. Disputed Claims. The Selling Stockholders, through the Sellers Stockholders' Representative, may dispute any Claim in whole or in part (hereinafter a "Disputed Claim"), by delivering to the Escrow Agent a notice (an "Objection Notice") within twenty (20) days of receipt of the Claim Certificate stating:

            (a) That the Selling Stockholders dispute or object to such Claim;

            (b) The reasons for such objection or dispute, set forth in reasonable detail;

            (c) That the Selling Stockholders have delivered a copy of the Objection Notice to the Company and its legal counsel and the date on which such copy was delivered; and

            (d) The portion of the Claim set forth in the Claim Certificate, if any, to which there is no dispute or objection, including the dollar amount of such portion of the Claim (hereinafter, an "Undisputed Claim").

Whenever there shall be delivered to the Escrow Agent an Objection Notice, the Escrow Agent shall thereupon promptly deliver a copy to the Company and its legal counsel.

      4. Payment of Claims.

            (a) If Escrow Agent receives from the Selling Stockholders' Representative an Objection Notice which consents or agrees to all or part of a Claim, the Escrow Agent shall thereupon promptly pay to the Company from the Escrow Funds an amount equal to the aggregate amount of such Claim as specified in such notice from the Selling Stockholders' Representative.

            (b) If the Escrow Funds are not sufficient to pay in full any amounts payable to the Company under the preceding Section 4.1, the Escrow Agent shall pay to the Company such amount from the Escrow Funds as is available and this escrow shall terminate.

      5. Distribution of Escrow Funds. Escrow Agent shall not make any distribution of Escrow Funds with respect to any Claim made by the Company hereunder until:

            (a) it receives the written consent or agreement from the Selling Stockholders' Representative with respect to such distribution; or

            (b) there is a Final Decision with respect to a Disputed Claim. "Final Decision" means a final decision, order, judgment or decree of an arbitrator or court (in accordance with Section 15.14 of the Recapitalization Agreement) having jurisdiction which is either not subject to appeal or as to which notice of appeal has not been timely filed or served.

      6. Investment of Escrow Funds. The Escrow Funds shall be credited by Escrow Agent and recorded in an escrow account. Escrow Agent shall be permitted, and is hereby authorized to deposit, transfer, hold and invest all funds received in this escrow, including principal and interest, in any one or more of the investments set forth in Exhibit A during the period of this escrow in accordance with such instructions and directions as may from time to time be provided to the Escrow Agent in writing and signed by the Selling Stockholders' Representative. In the event no instructions are given to Escrow Agent by the Selling Stockholders' Representative as provided in the preceding sentence, Escrow Agent shall hold and invest all funds received in this escrow, including principal and interest, in the Norwest Advantage U.S. Government Funds, as such investment fund may be renamed from time to time. Any interest received by Escrow Agent with respect to the Escrow Funds, including reinvested interest, shall become part of the Escrow Funds; provided, however, that such interest shall be for the sole and exclusive benefit of the Company to the extent that such interest is earned or accrued with respect to any amount which
(a) represents an Undisputed Claim under the provisions hereof (calculated from the date specified in the applicable Claim Certificate as the date on which the claim set forth therein arose) or (b) represents a Claim by the Company sustained by a Final Decision (calculated from the date specified in such Final Decision).

      7. Security Interests in Escrow Fund. It is the intent of the Company and the Selling Stockholders that each of their respective interests in the Escrow Fund is merely a contingent right to payment from the Escrow Fund, and that neither a voluntary or involuntary case under any applicable bankruptcy, insolvency or similar law nor the appointment of a receiver, trustee, custodian or similar official in respect of the Company or any Selling Stockholder (any of which is referred to herein as a "Bankruptcy Event") shall increase its respective interest in the Escrow Fund or affect, modify, convert or otherwise change the contingent nature of its respective right to payment from the Escrow Fund in accordance with the terms of this Escrow Agreement. Accordingly, in order to assure the foregoing result even if it is determined by a court of competent jurisdiction (whether or not in connection with a Bankruptcy Event) that the Company or any Selling Stockholder has an interest in the Escrow Fund that is greater than a contingent right of payment from the Escrow Fund payable only in accordance with the provisions of Sections 4 and 5 hereof, the parties agree as follows:

            (a) The Company hereby grants (effective as of the date hereof) the Selling Stockholders a first priority security interest in, and hereby pledges and assigns to the Selling Stockholders, all of its right, title and interest in the Escrow Fund to secure the Selling Stockholders' rights and the Company's obligations hereunder. The Escrow Agent hereby agrees to act as bailee and possessory agent on behalf of the Selling Stockholders in respect of the Selling Stockholders' security interest in the Company's rights to the Escrow Fund. The Escrow Agent shall, upon receipt of indemnification satisfactory to it from the Selling Stockholders for its fees and expenses incurred in connection with taking such actions, take all actions as may be reasonably requested in writing of it by the Selling Stockholders' Representative to further perfect or maintain the security interest created by the Company hereunder in the Escrow Fund. Such security interest shall automatically be released with respect to any funds properly distributed from the Escrow Fund pursuant to the terms of this Agreement; and

            (b) each Selling Stockholder hereby grants (effective as of the date hereof) the Company a first priority security interest in, and hereby pledges and assigns to the Company, all of his, or its right, title and interest in the Escrow Fund to secure the Company's rights in such Selling Stockholder's obligations hereunder. The Escrow Agent hereby agrees to act as bailee and possessory agent on behalf of the Company in respect of the Company's security interest in such Selling Stockholder's rights to the Escrow Fund. The Escrow Agent shall, upon receipt of indemnification satisfactory to it from the Company for its fees and expenses incurred in connection with taking such actions, take all actions as may be reasonably requested in writing of it by the Company to further perfect or maintain the security interest created by such Selling Stockholder hereunder in the Escrow Fund. Such security interest shall automatically be released with respect to any funds properly distributed from the Escrow Fund pursuant to the terms of this Agreement.

The parties hereto agree and acknowledge that the establishment and maintenance of the Escrow Fund hereunder is intended to constitute possession of the Escrow Fund for the purposes of perfecting the security interests therein created by this Section 7.

      8. Notices. All notices (including Objection Notices), certificates (including Claim Certificates), payment, and distributions required or permitted to be given or delivered hereunder shall be deemed to have been properly given or delivered to the following addresses, if delivered in person, or, if mailed, on the second business day following the date when mailed by registered or certified mail, postage prepaid and addressed as follows:

      If to Company:    Young America Corporation
                        c/o BT Capital Partners, Inc.
                        Attn: Robert Marakovits
                        130 Liberty Street
                        New York, NY 10006
                        (212) 250-8085

      With a copy to:   O'Sullivan, Graev & Karabell, LLP
                        Attn: John M. Scott, Esq.
                        30 Rockefeller Plaza, 41st Floor
                        New York, NY 10112
                        (212) 408-2485

      If to Selling     Jay F. Ecklund
      Stockholders:     Pier 66 Resort & Marina
                        2301 Southeast 17th Street
                        Ft. Lauderdale, FL 33316
                        Attn: Starlight B-32
                        (305) 767-8998

                        John F. Ecklund 1995 Irrevocable Trust
                        c/o Dorsey & Whitney LLP
                        Attn: William J. Berens, Esq., Trustee
                        220 South Sixth Street
                        Minneapolis, MN 55402
                        (612) 340-2621

                        Sheldon McKensie Ecklund 1995 Irrevocable Trust c/o Dorsey & Whitney LLP
                        Attn: William J. Berens, Esq., Trustee
                        220 South Sixth Street
                        Minneapolis, MN 55402
                        (612) 340-2621

                        John F. Ecklund 1997 Irrevocable Trust
                        c/o Dorsey & Whitney LLP
                        Attn: William J. Berens, Esq., Trustee
                        220 South Sixth Street
                        Minneapolis, MN 55402
                        (612) 340-2621

                        Sheldon McKensie Ecklund 1997 Irrevocable Trust c/o Dorsey & Whitney LLP
                        Attn: William J. Berens, Esq., Trustee
                        220 South Sixth Street
                        Minneapolis, MN 55402
                        (612) 340-2621

                        Jay F. Ecklund 1997 Irrevocable Annuity Trust c/o Dorsey & Whitney LLP
                        Attn: William J. Berens, Esq., Trustee
                        220 South Sixth Street
                        Minneapolis, MN 55402
                        (612) 340-2621

      With a copy to:   Dorsey & Whitney LLP
                        Attn: Michael J. McDonnell, Esq.
                        220 South Sixth Street
                        Minneapolis, MN 55402
                        (612) 340-2808

  If to Escrow Agent:   Norwest Bank Minnesota, N.A.
                        Corporate Trust Department
                        Attn: Michelle Healy
                        Sixth Street & Marquette Avenue
                        Minneapolis, Minnesota 55479-0069
                        (612) 667-2245

or to such other address as a party shall designate by written notice to all other parties to this Escrow Agreement.

      9. Reliance. Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the provisions hereof, except for its own willful default or gross negligence. The Company and the Selling Stockholders shall, jointly and severally, indemnify and save harmless the Escrow Agent for all losses, costs, and expenses which may be incurred by it without negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with its entering into this Escrow Agreement and carrying out its duties hereunder.

      10. Termination of Escrow. Unless earlier terminated pursuant to Section 4.2, on May 24, 1999, all of the Escrow Funds held by the Escrow Agent pursuant to the terms of this Escrow Agreement, less an amount equal to one-hundred fifty percent (150%) of the Disputed Claims amount, shall be paid by Escrow Agent to the Selling Stockholders; provided, said payment shall be made on a prorated basis directly to the following or their respective heirs, personal representatives, successors or assigns, as the case may be:

                                                      Percentage Amount
                                                      -----------------
Jay F. Ecklund:                                            68.089%
John F. Ecklund 1995 Irrevocable Trust:                     3.773%
Sheldon McKensie Ecklund 1995 Irrevocable Trust:            3.773%
John F. Ecklund 1997 Irrevocable Trust:                     0.461%
Sheldon McKensie Ecklund 1997 Irrevocable Trust:            0.461%
Jay F. Ecklund 1997 Irrevocable Annuity Trust:              3.941%
Charles D. Weil:                                               15%
Frederick H. Stinchfield:                                   2.375%
David Ferguson:                                             2.125%

Upon settlement of all Disputed Claims, this escrow shall terminate, and all remaining Escrow Funds held by the Escrow Agent shall be paid by the Escrow Agent on a prorated basis directly to the aforementioned or their respective heirs, personal representatives, successors or assigns, as the case may be, in accordance with such settlement. For the purposes of this Section 10, the address for payments, if any, to be made to Charles D. Weil, Frederick H. Stinchfield and David Ferguson shall be care of the Company.

      11. Fees and Expenses. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit A, which compensation shall be paid one-half by the Selling Stockholders and one-half by the Company. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow

Agent renders any material service not contemplated in this Escrow Agreement or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable one-half from the Selling Stockholders and one-half from the Company.

      12. Indemnification of Escrow Agent. The Company and the Selling Stockholders both jointly and severally hereby indemnify and holds harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Escrow Agent. The Escrow Agent may consult counsel in respect of any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.

      13. Acceptance of Appointment . Norwest Bank Minnesota, National Association hereby agrees to act as the Escrow Agent under this Escrow Agreement. The Escrow Agent shall have no duty to enforce any provision hereof requiring performance by any other party hereunder.

      14. Counterparts. This Escrow Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

      15. Resignation. The Escrow Agent may resign upon 30-days advance written notice to the parties. If a successor escrow agent is not appointed by the mutual agreement of the Company and the Selling Stockholders within the 30-day period following such notice, the Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent. Notwithstanding any language to the contrary, until such time as a successor escrow agent is appointed by mutual agreement of the Company and the Selling Stockholders or named by a court of competent jurisdiction pursuant to this Section 14, the Escrow Agent shall continue to serve as escrow agent under this Escrow Agreement.

      16. Governing Law. This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. Each party hereby consents to the personal jurisdiction and venue of any (a) Minnesota state court or United States District Court of Minnesota venued in Hennepin County, Minnesota, or (b) New York state court or United States District Court for the Southern District of New York venued in Manhattan.

      17. Amendments. This Escrow Agreement may be amended to modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such conditions, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

      18. Section Headings. The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

      19. Tax Reporting. For federal and state income tax purposes, all interest earned on the Escrow Funds shall be considered the currently reportable income of the party who receives the distribution with respect thereto. In the case such interest shall be considered currently reportable income of the Selling Stockholders, said interest amounts shall be allocated pro rata to those persons and trusts and in those amounts as described in Section 10. The Escrow Agent annually shall file all information returns with the Internal Revenue Service and other governmental authorities documenting such interest income. The tax identification numbers of the parties are as follows:

The Company:                                     Tax ID 41-0983697

BT Capital Partners:                             Tax ID 13-2725387

Jay F. Ecklund:                                  SSN ###-##-####

Sheldon M. Ecklund 1995 Irrevocable Trust:       Tax ID # 41-6399468

John F. Ecklund 1995 Irrevocable Trust:          Tax ID # 41-6399467

Sheldon M. Ecklund 1997 Irrevocable Trust:       Tax ID # 41-6432727

John F. Ecklund 1997 Irrevocable Trust:          Tax ID # 41-6432726

Jay F Ecklund 1997 Irrevocable Annuity Trust:    Tax ID # 41-6432728

Charles D. Weil:                                 SSN ###-##-####

Frederick H. Stinchfield:                        SSN ###-##-####

David Ferguson:                                  SSN ###-##-####

      20. Severability. In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

      21. Action By Selling Stockholders. Each of the Selling Stockholders hereby agrees that the Selling Stockholders, as a group, shall deal with the Company and all other third parties in connection with all matters arising under this Escrow Agreement in accordance with the decision of the Selling Stockholder or Selling Stockholders who hold a majority of the percentage interests of the Redeemed Stock set forth on Schedule 2.4 of the Recapitalization Agreement ("Majority Stockholder(s)"). Such Majority Stockholder(s) shall be designated the "Selling Stockholders' Representative" under this Escrow Agreement and shall have the power to act on behalf of all of the Selling Stockholders for all purposes under this Escrow Agreement, including its indemnification procedures, and the Company and such third parties, respectively, shall be entitled to rely upon, and shall be fully protected in relying upon, the power and authority of the Selling Stockholders' Representative to act on behalf of the Selling Stockholders.

      22. Third Party Beneficiaries. Charles D. Weil, Frederick H. Stinchfield and David Ferguson are intended third party beneficiaries of this Agreement for the purposes of Sections 10 and 19.

      IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed the day and year first above written.

                                          BT CAPITAL PARTNERS, INC.

                                          By
                                            ----------------------------

                                            ----------------------------
                                            Its
                                            ----------------------------

                                          YOUNG AMERICA CORPORATION


                                          By /s/ Charles D. Weil
                                            ----------------------------

                                            ----------------------------
                                            Its President
                                            ----------------------------


                                          /s/ Jay F. Ecklund
                                          ------------------------------
                                          JAY F. ECKLUND

                                          JOHN F. ECKLUND 1995
                                          IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                            ----------------------------
                                            William J. Berens, as Trustee of the
                                            Trust and not individually


                                          By /s/ Charles M. Thompson
                                            ----------------------------
                                            Charles M. Thompson, as Trustee
                                            of the Trust and not individually

                                          SHELDON MCKENSIE ECKLUND
                                          1995 IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                            ----------------------------
                                            William J. Berens, as Trustee of the
                                            Trust and not individually


                                          By /s/ Charles M. Thompson
                                            ----------------------------
                                            Charles M. Thompson, as Trustee
                                            of the Trust and not individually


                                          JOHN F. ECKLUND 1997
                                          IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                            ----------------------------
                                            William J. Berens, as Trustee of the
                                            Trust and not individually


                                          By /s/ Charles M. Thompson
                                            ----------------------------
                                            Charles M. Thompson, as Trustee
                                            of the Trust and not individually

                                          SHELDON MCKENSIE ECKLUND
                                          1997 IRREVOCABLE TRUST


                                          By /s/ William J. Berens
                                            ----------------------------
                                            William J. Berens, as Trustee of the
                                            Trust and not individually


                                          By /s/ Charles M. Thompson
                                            ----------------------------
                                            Charles M. Thompson, as Trustee
                                            of the Trust and not individually

                                          JAY F. ECKLUND 1997
                                          IRREVOCABLE ANNUITY TRUST


                                          By /s/ William J. Berens
                                            ----------------------------
                                            William J. Berens, as Trustee of the
                                            Trust and not individually

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION


                                          By /s/ Curtis D. Schwegman
                                            ----------------------------
                                                CURTIS D. SCHWEGMAN
                                            ----------------------------
                                            Its Assistant Vice President
                                            ----------------------------